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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 3, 2006
                        (Date of earliest event reported)

                         ENTERTAINMENT PROPERTIES TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       1-13561                 43-1790877
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

          30 West Pershing Road, Suite 201, Kansas City, Missouri 64108
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (816) 472-1700

                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     On  February  3,  2006,  we entered  into an  Underwriting  Agreement  (the
"Underwriting Agreement") with RBC Capital Markets Corporation (the "Underwriter") in connection with a public offering of 1,000,000 common shares of beneficial interest (excluding 150,000 shares to cover over-allotments, if any), pursuant to our prospectus supplement dated February 3, 2006 as filed with the Commission on February 3, 2006. The offering is scheduled to close on February 8, 2006. A form of the Underwriting Agreement is attached hereto as
Exhibit 1.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.         DOCUMENT

    1.2 Form of Underwriting Agreement dated February 3, 2006 between the Company and RBC Capital Markets Corporation for 1,000,000 common shares (excluding 150,000 shares to cover over-allotments, if any).

    5.1 Form of Opinion of Sonnenschein Nath & Rosenthal LLP as to the legality of the common shares to be issued pursuant to the Underwriting Agreement.

    8.1             Form  of  Opinion  of  Sonnenschein  Nath  &  Rosenthal  LLP
                    regarding   certain  U.S.  Federal  Income  Tax  Matters  in
                    connection with the issuance and sale of the common shares.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ENTERTAINMENT PROPERTIES TRUST


    Dated:  February 3, 2006           By:   /s/ Fred L. Kennon
                                               -------------------
                                             Fred L. Kennon
                                             Vice President, Treasurer and Chief
                                             Financial Officer